1 EXHIBIT 99.2

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre), funds from operations (FFO), core funds from operations (Core FFO), adjusted funds from operations (AFFO), liquidity, net debt, net operating income (NOI), and cash NOI, as well as ratios derived from the foregoing. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measures, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the Company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP. All quarterly information presented in this supplement is unaudited and should be read in conjunction with the Company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 16, 2023. Certain statements contained herein, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to extensions of the Company's term loan and revolving line of credit. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the expectations of Sila Realty Trust, Inc. (the "Company"), and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and could materially affect the Company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of the Company's 2022 Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Disclosures Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Q1 2023 See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Section Page Supplemental Information as of March 31, 2023 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Corporate Address 1001 Water Street Suite 800 Tampa, FL 33602 Transfer Agent By Regular Mail: Computershare P.O. Box 43007 Providence, RI 02940-3007 By Overnight Delivery: Computershare 150 Royall Street, Suite 101 Canton, MA 02021 Contact Information Investor Support 833-404-4107 Miles Callahan, Senior Vice President of Capital Markets and Investor Relations IR@silarealtytrust.com www.silarealtytrust.com 2023 Quarterly Financial Summary ............................................................................. 3 Financial Statistics and Ratios ............................................................................. 4 Condensed Consolidated Balance Sheets ........................................................... 5 Condensed Consolidated Statements of Net Income ......................................... 6 Reconciliations of Non-GAAP Measures - FFO, Core FFO, and AFFO ................. 7 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre ....................... 8 Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) ............ 9 Same Store Cash NOI and Leasing Trends .......................................................... 10 Debt .................................................................................................................... 11 Acquisitions and Dispositions ............................................................................. 12 Property Map ...................................................................................................... 13 Real Estate Diversification .................................................................................. 14 Portfolio .............................................................................................................. 16 Glossary ............................................................................................................... 20 Q1

Sila realty trust

Q1 2023

Quarterly Financial Summary

(dollars in thousands, except share data and per share amounts)

The following tables summarize the Company's quarterly financial results and portfolio metrics.

Financial Results

	Three Months Ended				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Rental revenue	$ 49,644	$ 43,905	$ 46,881	$ 44,918	$ 44,282
Net income (loss) attributable to common stockholders	$ 14,200	$ (34,762)	$ 13,392	$ 12,021	$ 1,371
Net income (loss) attributable to common stockholders per diluted share[1]	$ 0.06	$ (0.15)	$ 0.06	$ 0.05	$ 0.01
EBITDAre	$ 38,697	$ 33,864	$ 37,612	$ 34,312	$ 34,474
FFO	$ 33,054	$ 28,005	$ 32,007	$ 29,809	$ 26,264
FFO per diluted share[1]	$ 0.14	$ 0.12	$ 0.14	$ 0.13	$ 0.12
Core FFO	$ 33,510	$ 30,721	$ 32,301	$ 30,857	$ 29,940
Core FFO per diluted share[1]	$ 0.15	$ 0.14	$ 0.14	$ 0.14	$ 0.13
AFFO	$ 34,247	$ 30,975	$ 31,243	$ 30,326	$ 28,974
AFFO per diluted share[1]	$ 0.15	$ 0.14	$ 0.14	$ 0.13	$ 0.13
Weighted average shares outstanding - diluted[1]	228,404,279	226,112,737	226,957,015	226,362,977	225,865,366

Portfolio Metrics

	As of				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Number of properties[2]	131	132	132	130	126
Rentable square feet (in thousands)	5,395	5,535	5,535	5,390	5,335
Weighted average rent escalation	2.1%	2.2%	2.2%	2.2%	2.2%
Weighted average leased rate	99.4%	99.5%	99.5%	99.4%	99.4%
Weighted average remaining lease term	9.2 years	9.3 years	9.5 years	9.6 years	9.6 years

(1) For the three months ended December 31, 2022, diluted earnings per share was computed the same as basic earnings per share because the Company recorded a net loss. For the three months ended December 31, 2022, diluted FFO per share, diluted Core FFO per share and diluted AFFO per share were computed using weighted average diluted shares outstanding of 227,440,038.

(2) Excludes two undeveloped land parcels.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

3 | Page

Sila realty trust

Q1 2023

Financial Statistics and Ratios

(dollars in thousands, except per share amounts)

Interest Coverage Ratio

	Three Months Ended				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Interest expense[1]	$ 5,622	$ 5,833	$ 5,579	$ 4,477	$ 8,188
EBITDAre	38,697	33,864	37,612	34,312	34,474
Interest coverage ratio	6.9 x	5.8 x	6.7 x	7.7 x	4.2 x

Net Debt Ratios

	As of				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Principal debt outstanding	$ 575,000	$ 583,000	$ 600,000	$ 505,000	$ 485,000
Less: cash and cash equivalents	22,230	12,917	17,291	23,077	19,563
Net debt	552,770	570,083	582,709	481,923	465,437
EBITDAre annualized	140,064 [2]	135,456	150,448	137,248	137,896
Net debt to EBITDAre ratio	3.9 x	4.2 x	3.9 x	3.5 x	3.4 x
Net debt	$ 552,770	$ 570,083	$ 582,709	$ 481,923	$ 465,437
Adjusted fair value of real estate investments	2,383,635	2,400,885	2,439,585	2,323,964	2,301,068
Net debt leverage ratio	23.2 %	23.7 %	23.9 %	20.7 %	20.2 %

Financial Metrics

Financial Metrics	March 31, 2023
Net debt leverage ratio	23.2 %
Net debt to EBITDAre ratio	3.9 x
Interest coverage ratio	6.9 x
Liquidity[3]	$ 522,230

Other Key Metrics

Other Key Metrics	March 31, 2023
Total real estate investments at cost	$ 2,360,447
Net asset value per share[4]	$ 8.22
Class A annualized distribution per share	$ 0.40
Class I annualized distribution per share	$ 0.40
Class T annualized distribution per share	$ 0.40

(1) Interest expense for the three months ended March 31, 2022, includes loss on extinguishment of debt of $3.4 million in connection with the repayment of our prior credit facility.
(2) EBITDAre is annualized by taking the current quarter amount, removing the lease termination fee, and multiplying by four quarters.
(3) Liquidity represents cash and cash equivalents of $22.2 million and borrowing base availability on the Company's credit facility of $500.0 million as of March 31, 2023.
(4) The estimated net asset value per share was calculated as of June 30, 2022.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

4 | Page

(Unaudited) March 31, 2023 December 31, 2022 ASSETS Real estate: Land 162,477 $ 163,419 Buildings and improvements, less accumulated depreciation of $222,147 and $209,118, respectively 1,693,079 1,716,663 Total real estate, net 1,855,556 1,880,082 Cash and cash equivalents 22,230 12,917 Intangible assets, less accumulated amortization of $95,945 and $90,239, respectively 161,300 167,483 Goodwill 21,366 21,710 Right-of-use assets 37,179 37,443 Other assets 99,715 100,167 Total assets $ 2,197,346 $ 2,219,802 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Credit facility, net of deferred financing costs of $2,266 and $2,412, respectively 572,734 580,588 Accounts payable and other liabilities 29,204 30,619 Intangible liabilities, less accumulated amortization of $6,297 and $5,923, respectively 11,572 11,946 Lease liabilities 41,425 41,554 Total liabilities 654,935 664,707 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 242,275,574 and 241,425,332 shares issued, respectively; 226,680,140 and 226,255,969 shares outstanding, respectively 2,267 2,263 Additional paid-in capital 2,028,079 2,024,176 Distributions in excess of accumulated earnings (507,661) (499,334) Accumulated other comprehensive income 19,726 27,990 Total stockholders’ equity 1,542,411 1,555,095 Total liabilities and stockholders’ equity $ 2,197,346 $ 2,219,802 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 5 Page 2023Q1

Three Months Ended March 31, 2023 2022 Revenue: Rental revenue $ 49,644 $ 44,282 Expenses: Rental expenses 4,850 4,319 General and administrative expenses 6,103 5,562 Depreciation and amortization 18,552 17,988 Impairment losses 344 7,387 Total expenses 29,849 35,256 Gain on real estate disposition 21 460 Interest and other expenses, net 5,616 8,115 Net income attributable to common stockholders $ 14,200 $ 1,371 Weighted average number of common shares outstanding: Basic 226,561,734 224,499,307 Diluted 228,404,279 225,865,366 Net income per common share attributable to common stockholders: Basic $ 0.06 $ 0.01 Diluted $ 0.06 $ 0.01 Distributions declared per common share $ 0.10 $ 0.10 Condensed Consolidated Statements of Net Income (unaudited; dollars in thousands, except share data and per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 6 Page 2023Q1

Three Months Ended March 31, 2023 2022 Net income attributable to common stockholders $ 14,200 $ 1,371 Adjustments: Depreciation and amortization 18,531 17,966 Gain on real estate disposition (21) (460) Impairment losses 344 7,387 FFO $ 33,054 $ 26,264 Adjustments: Severance arrangements 32 65 Write-off of straight-line rent receivables related to prior periods 139 — Amortization of above (below) market lease intangibles, including ground leases 285 244 Loss on extinguishment of debt — 3,367 Core FFO $ 33,510 $ 29,940 Adjustments: Deferred rent 519 199 Straight-line rent adjustments (1,437) (2,551) Amortization of deferred financing costs 413 490 Stock-based compensation 1,242 896 AFFO $ 34,247 $ 28,974 Weighted average common shares outstanding - diluted 228,404,279 225,865,366 Net income per common share - diluted $ 0.06 $ 0.01 FFO per common share - diluted $ 0.14 $ 0.12 Core FFO per common share - diluted $ 0.15 $ 0.13 AFFO per common share - diluted $ 0.15 $ 0.13 (dollars in thousands, except share data and per share amounts) Reconciliations of Non-GAAP Measures - FFO, Core FFO and AFFO See the glossary for a description of the Company's non-GAAP financial and operating metrics. 7 Page 2023Q1

Three Months Ended March 31, 2023 2022 Net income attributable to common stockholders $ 14,200 $ 1,371 Adjustments: Interest expense1 5,622 8,188 Depreciation and amortization 18,552 17,988 EBITDA $ 38,374 $ 27,547 Gain on real estate disposition (21) (460) Impairment losses 344 7,387 EBITDAre $ 38,697 $ 34,474 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 8 Page 2023 (1) Includes loss on extinguishment of debt of $3.4 million for the three months ended March 31, 2022, in connection with the repayment of our prior credit facility. Q1

Three Months Ended March 31, 2023 2022 Rental revenue $ 49,644 $ 44,282 Rental expenses (4,850) (4,319) Net operating income 44,794 39,963 Adjustments: Straight-line rent adjustments, net of write-offs (1,298) (2,551) Amortization of above (below) market lease intangibles, including ground leases 285 244 Intercompany property management fee 1,336 1,294 Deferred rent 519 199 Cash NOI $ 45,636 $ 39,149 Cash NOI margin1 91.9% 88.4 % Cash NOI yield2 7.1% 7.0 % Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 9 Page (1) Calculated by dividing cash NOI by rental revenue. (2) Calculated using annualized cash NOI (determined by multiplying actual Cash NOI excluding lease termination fees by four quarters, then adding lease termination fees collected for the quarter) to weighted average total real estate investments at cost. 2023Q1

122 Properties1 Same Store Cash NOI and Leasing Trends See the glossary for a description of the Company's non-GAAP financial and operating metrics. 10 Page (1) Each period's results reflect only properties owned and operated for the entirety of all calendar periods being compared. 2023 Ca sh N et O pe ra ti ng In co m e End of Period Leased Rate $38.3 $38.5 $38.9 $38.3 $38.3 99.6% 99.5% 99.6% 99.6% 99.4% 1Q22 2Q22 3Q22 4Q22 1Q23 $0M $9M $18M $27M $36M $45M 40% 50% 60% 70% 80% 90% 100% Q1

Q1 2023

Debt

(dollars in millions)

Unsecured Credit Facility Key Covenants

	Required	Actual
Ratio of total indebtedness to total gross asset value	≤ 60.0%	24.2 %
Ratio of secured indebtedness to total gross asset value	≤ 30.0%	0.0 %
Ratio of adjusted EBITDA to fixed charges	≥ 1.50x	7.50 x

The table above includes a summary of key financial covenants for the Company's credit facility, as defined and calculated within the terms of the agreements. These calculations are presented to reflect the Company's compliance with the covenants and are not intended to be measures of the Company's liquidity or performance.

Debt Summary

	Amount	Rate[1]	% of Total
Hedged debt			
Credit facility term loans, fixed through interest rate swaps	$ 525.0	3.1 %	91.3 %
Total hedged debt	525.0	3.1 %	91.3 %
Variable rate debt[2]			
Credit facility term loans	50.0	6.0 %	8.7 %
Total variable rate debt	50.0	6.0 %	8.7 %
Total debt	$ 575.0	3.4 %	100.0 %

Debt Maturities


$300M
$200M
$100M
$0M
$50M
$250M
$275M
2023
2024 3,4
2025
2026
2027
2028+
Credit Facility Term Loan - Fixed Through Swaps
Credit Facility Term Loan - Variable
Credit Facility Revolving Line of Credit - Variable

(1) Weighted average interest rate as of March 31, 2023.

(2) One-month Term Secured Overnight Financing Rate, or one-month Term SOFR, plus an applicable margin based on the Company's credit agreements.

(3) The 2024 term loan, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee.

(4) On April 13, 2023, the Company paid down the 2024 term loan in the amount of $10 million, reducing the variable portion of the 2024 term loan to $40 million.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

11 | Page

Acquisitions and Dispositions See the glossary for a description of the Company's non-GAAP financial and operating metrics. 12 Page Q1 2023 2023 Acquisitions 2023 Dispositions Date Disposed Property Rentable Square Feet Market State Sale Price1 (in thousands) Net Proceeds (in thousands) 03/31/2023 Cincinnati Healthcare Facility II 139,428 Cincinnati OH $ 12,500 $ 4,741 During the three months ended March 31, 2023, the Company did not make any acquisitions. (1) The sale price consisted of $5.0 million in cash (net proceeds of $4.7 million) and $7.5 million was structured as a note receivable.

Property Map (as of March 31, 2023) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 13 Page Q1 2023

Sila realty trust

Q1 2023

Real Estate Diversification

Total Statistics

	As of March 31, 2023	As of March 31, 2022
Rentable square feet	5,395,080	5,335,484
Number of properties[1]	131	126
Weighted average annualized base rent per leased square foot	$31.70	$30.07
Weighted average remaining lease term	9.2 years	9.5 years
Weighted average leased rate	99.4 %	99.4 %


Top 10 Markets[2,3]
Houston
Dallas
Oklahoma City
San Antonio
Philadelphia
Akron
Des Moines
Riverside
Austin
Tucson
11.5%
7.5%
7.0%
5.2%
4.5%
3.9%
3.7%
3.2%
2.6%
2.5%

Top 10 Markets[2]

	As of March 31, 2023		As of March 31, 2022	
	Rentable Square Feet	% Leased[4]	Rentable Square Feet	% Leased[4]
Houston	490,742	100.0 %	490,742	100.0 %
Dallas	312,590	100.0 %	312,590	100.0 %
Oklahoma City	479,137	100.0 %	479,137	100.0 %
San Antonio	293,782	100.0 %	293,782	100.0 %
Philadelphia	122,356	100.0 %	122,356	100.0 %
Akron	191,269	100.0 %	191,269	100.0 %
Des Moines	244,548	100.0 %	244,548	100.0 %
Riverside	73,643	100.0 %	73,643	100.0 %
Austin	125,271	100.0 %	125,271	100.0 %
Tucson	159,614	98.7 %	159,614	96.1 %
Total	2,492,952	99.9 %	2,492,952	99.7 %

(1) Excludes two undeveloped land parcels as of March 31, 2023 and March 31, 2022.
(2) Based on annualized March 2023 base rent.
(3) Represents each market's annualized March 2023 contractual base rent as a percentage of total annualized March 2023 contractual base rent.
(4) Weighted average based on rentable square feet.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

14 | Page

Sila realty trust
Q1 2023

Real Estate Diversification

Lease Expirations


$90M
$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
$0M
Annualized Base Rent
3.0M
2.5M
2.0M
1.5M
1.0M
0.5M
0.0M
Square Feet
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
Thereafter
Annualized Base Rent 1
Expiring Leased Square Feet

Tenant Diversification[1,2]


Post Acute Medical, LLC 14.8%
Board of Regents of the University of Texas System 8.7%
Baylor Scott and White Health 7.5%
Community Health Systems, Inc. 6.5%
Select Medical Holdings Corporation 6.2%
Integris Health, Inc. 5.6%
Genesis Care Pty Ltd 5.4%
Surgery Partners, Inc. 4.3%
Vibra Healthcare, LLC 3.2%
Trinity Health 3.0%

Property Diversification[1]


Medical Office Building
Inpatient Rehabilitation Facility
Surgical Hospital
Long-Term Acute Care Hospital
Short-Term Acute Care Hospital
Specialty Facility (Behavioral & Transitional Care)
35.2%
25.4%
16.1%
11.0%
10.2%
2.1%

Tenant Credit Concentrations[1,3]


Investment Grade Rated Tenant/ Guarantor
Non-Investment Grade Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor affiliated with Investment Grade Rated Partner
16.7%
6.0%
54.2%
23.1%

Single/Multi-Tenant Breakdown


Number of Properties 4
Annualized Base Rent 1
90.1%
9.9%
91.8%
8.2%
Single Tenant
Multi-Tenant

(1) Based on annualized March 2023 contractual base rent.
(2) Includes tenants under common control.
(3) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated.
(4) Excludes two undeveloped land parcels.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

15 | Page

Sila realty trust
Q1 2023

Portfolio

(as of March 31, 2023)

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Akron	Akron Healthcare Facility	OH	98,705	10/4/2019	100.0 %	Medical Office Building
Akron	Akron Healthcare Facility II	OH	38,564	10/4/2019	100.0 %	Medical Office Building
Akron	Akron Healthcare Facility III	OH	54,000	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Alexandria	Alexandria Healthcare Facility	LA	15,600	10/4/2019	100.0 %	Medical Office Building
Appleton	Appleton Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Office Building
Augusta	Augusta Healthcare Facility	ME	51,000	7/22/2015	100.0 %	Medical Office Building
Augusta	Oakland Healthcare Facility	ME	20,000	7/22/2015	100.0 %	Medical Office Building
Austin	Austin Healthcare Facility	TX	66,095	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Austin	Austin Healthcare Facility II	TX	18,275	10/4/2019	100.0 %	Medical Office Building
Austin	Luling Healthcare Facility	TX	40,901	7/30/2015	100.0 %	Long-Term Acute Care Hospital
Beaumont	Beaumont Healthcare Facility	TX	61,000	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Boston	Stoughton Healthcare Facility	MA	180,744	12/23/2014	100.0 %	Long-Term Acute Care Hospital
Bremerton	Silverdale Healthcare Facility	WA	26,127	8/25/2017	100.0 %	Medical Office Building
Bremerton	Silverdale Healthcare Facility II	WA	19,184	9/20/2017	100.0 %	Medical Office Building
Brownsville	Harlingen Healthcare Facility	TX	38,111	10/4/2019	100.0 %	Medical Office Building
Chicago	Aurora Healthcare Facility	IL	24,722	3/30/2017	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility	OH	14,868	10/29/2014	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility III	OH	41,600	7/22/2015	100.0 %	Medical Office Building
Cincinnati	Florence Healthcare Facility	KY	41,600	7/22/2015	100.0 %	Medical Office Building
Corpus Christi	Corpus Christi Healthcare Facility	TX	25,102	12/22/2016	100.0 %	Medical Office Building
Dallas	Allen Healthcare Facility	TX	42,627	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Dallas	Carrollton Healthcare Facility	TX	21,990	4/27/2018	100.0 %	Medical Office Building
Dallas	Dallas Healthcare Facility	TX	62,390	10/4/2019	100.0 %	Surgical Hospital
Dallas	Fort Worth Healthcare Facility	TX	83,464	12/31/2014	100.0 %	Surgical Hospital
Dallas	Fort Worth Healthcare Facility II	TX	8,268	12/31/2014	100.0 %	Medical Office Building
Dallas	Fort Worth Healthcare Facility III	TX	36,800	12/23/2015	100.0 %	Medical Office Building
Dallas	Frisco Healthcare Facility	TX	57,051	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Denver	Denver Healthcare Facility	CO	131,210	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Des Moines	Clive Healthcare Facility	IA	58,156	11/26/2018	100.0 %	Medical Office Building
Des Moines	Clive Healthcare Facility II	IA	63,224	12/8/2021	100.0 %	Medical Office Building
Des Moines	Clive Healthcare Facility III	IA	33,974	12/8/2021	100.0 %	Medical Office Building
Des Moines	Clive Healthcare Facility IV	IA	35,419	12/8/2021	100.0 %	Medical Office Building
Des Moines	Clive Undeveloped Land	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Clive Undeveloped Land II	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Grimes Healthcare Facility	IA	14,669	2/19/2020	100.0 %	Medical Office Building
Des Moines	Indianola Healthcare Facility	IA	18,116	9/26/2018	100.0 %	Medical Office Building
Des Moines	Indianola Healthcare Facility II	IA	20,990	9/26/2018	100.0 %	Medical Office Building
Destin	Crestview Healthcare Facility	FL	5,685	10/4/2019	100.0 %	Medical Office Building
Destin	Fort Walton Beach Healthcare Facility	FL	9,017	10/4/2019	100.0 %	Medical Office Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

16 | Page

Sila realty trust
Q1 2023

Portfolio (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Destin	Santa Rosa Beach Healthcare Facility	FL	5,000	10/4/2019	100.0 %	Medical Office Building
Elkhart	Goshen Healthcare Facility	IN	15,462	10/4/2019	100.0 %	Medical Office Building
Fayetteville	Fayetteville Healthcare Facility	AR	55,740	10/4/2019	100.0 %	Surgical Hospital
Fort Myers	Bonita Springs Healthcare Facility	FL	9,800	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Fort Myers Healthcare Facility	FL	32,148	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Fort Myers Healthcare Facility II	FL	47,089	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Lehigh Acres Healthcare Facility	FL	5,746	10/4/2019	100.0 %	Medical Office Building
Grand Rapids	Grand Rapids Healthcare Facility	MI	108,014	12/7/2016	70.7 %	Medical Office Building
Green Bay	Bellevue Healthcare Facility	WI	5,838	10/4/2019	100.0 %	Medical Office Building
Green Bay	De Pere Healthcare Facility	WI	7,100	10/4/2019	100.0 %	Medical Office Building
Green Bay	Howard Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Office Building
Green Bay	Manitowoc Healthcare Facility	WI	7,987	10/4/2019	100.0 %	Medical Office Building
Green Bay	Manitowoc Healthcare Facility II	WI	36,090	10/4/2019	100.0 %	Medical Office Building
Green Bay	Marinette Healthcare Facility	WI	4,178	10/4/2019	100.0 %	Medical Office Building
Green Bay	Sturgeon Bay Healthcare Facility	WI	3,100	10/4/2019	100.0 %	Medical Office Building
Hammond	Hammond Healthcare Facility	LA	63,000	10/4/2019	100.0 %	Surgical Hospital
Hammond	Hammond Healthcare Facility II	LA	23,835	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Houston	Houston Healthcare Facility	TX	13,645	7/31/2014	100.0 %	Medical Office Building
Houston	Houston Healthcare Facility III	TX	16,217	10/4/2019	100.0 %	Medical Office Building
Houston	Katy Healthcare Facility	TX	34,296	6/8/2018	100.0 %	Specialty Facility (Behavioral & Transitional Care)
Houston	Webster Healthcare Facility	TX	53,514	6/5/2015	100.0 %	Inpatient Rehabilitation Facility
Houston	Webster Healthcare Facility II	TX	373,070	10/4/2019	100.0 %	Short-Term Acute Care Hospital
Indianapolis	Greenwood Healthcare Facility	IN	53,560	4/19/2021	100.0 %	Inpatient Rehabilitation Facility
Jacksonville	Jacksonville Healthcare Facility	FL	13,082	10/4/2019	100.0 %	Medical Office Building
Kansas City	Overland Park Healthcare Facility	KS	54,568	2/17/2015	100.0 %	Inpatient Rehabilitation Facility
Lafayette	Lafayette Healthcare Facility	LA	73,824	10/4/2019	100.0 %	Surgical Hospital
Lakeland	Winter Haven Healthcare Facility	FL	7,560	1/27/2015	100.0 %	Medical Office Building
Laredo	Laredo Healthcare Facility	TX	61,677	9/19/2019	100.0 %	Medical Office Building
Laredo	Laredo Healthcare Facility II	TX	118,132	9/19/2019	100.0 %	Medical Office Building
Las Vegas	Henderson Healthcare Facility	NV	6,685	10/4/2019	100.0 %	Medical Office Building
Las Vegas	Las Vegas Healthcare Facility	NV	56,220	6/24/2016	100.0 %	Inpatient Rehabilitation Facility
Las Vegas	Las Vegas Healthcare Facility II	NV	6,963	10/4/2019	100.0 %	Medical Office Building
Lexington	Frankfort Healthcare Facility	KY	4,000	10/4/2019	100.0 %	Medical Office Building
Little Rock	Benton Healthcare Facility	AR	104,419	10/17/2018	100.0 %	Medical Office Building
Little Rock	Benton Healthcare Facility II	AR	11,350	10/17/2018	100.0 %	Medical Office Building
Little Rock	Bryant Healthcare Facility	AR	23,450	10/17/2018	100.0 %	Medical Office Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

17 | Page

Sila realty trust
Q1 2023

Portfolio (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Little Rock	Bryant Healthcare Facility II	AR	16,425	8/16/2019	100.0 %	Medical Office Building
Little Rock	Hot Springs Healthcare Facility	AR	8,573	10/17/2018	100.0 %	Medical Office Building
Los Angeles	El Segundo Healthcare Facility	CA	12,163	10/4/2019	100.0 %	Medical Office Building
Lubbock	Lubbock Healthcare Facility	TX	102,143	10/4/2019	100.0 %	Surgical Hospital
Martinsburg	Fairlea Healthcare Facility	WV	5,200	10/4/2019	100.0 %	Medical Office Building
New Orleans	Covington Healthcare Facility	LA	43,250	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Oklahoma City	Edmond Healthcare Facility	OK	17,700	1/20/2016	100.0 %	Medical Office Building
Oklahoma City	Newcastle Healthcare Facility	OK	7,424	2/3/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility	OK	94,076	12/29/2015	100.0 %	Short-Term Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility II	OK	41,394	12/29/2015	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility III	OK	5,000	1/27/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility IV	OK	8,762	1/27/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility V	OK	43,676	2/11/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility VI	OK	14,676	3/7/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility VII	OK	102,978	6/22/2016	100.0 %	Surgical Hospital
Oklahoma City	Oklahoma City Healthcare Facility VIII	OK	62,857	6/30/2016	100.0 %	Surgical Hospital
Oklahoma City	Oklahoma City Healthcare Facility IX	OK	34,970	10/4/2019	100.0 %	Medical Office Building
Oklahoma City	Yukon Healthcare Facility	OK	45,624	3/10/2022	100.0 %	Medical Office Building
Omaha	Omaha Healthcare Facility	NE	40,402	10/14/2015	100.0 %	Specialty Facility (Behavioral & Transitional Care)
Oshkosh	Oshkosh Healthcare Facility	WI	8,717	10/4/2019	100.0 %	Medical Office Building
Philadelphia	Marlton Healthcare Facility	NJ	89,139	11/1/2016	100.0 %	Inpatient Rehabilitation Facility
Philadelphia	Wyomissing Healthcare Facility	PA	33,217	7/24/2015	100.0 %	Surgical Hospital
Pittsburgh	Clarion Healthcare Facility	PA	33,000	6/1/2015	100.0 %	Medical Office Building
Pittsburgh	Pleasant Hills Healthcare Facility	PA	33,712	5/12/2022	100.0 %	Medical Office Building
Poplar Bluff	Poplar Bluff Healthcare Facility	MO	71,519	9/19/2019	100.0 %	Medical Office Building
Prosser	Prosser Healthcare Facilities	WA	20,630	5/20/2022	100.0 %	Medical Office Building
Providence	New Bedford Healthcare Facility	MA	70,657	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Providence	North Smithfield Healthcare Facility	RI	92,944	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Riverside	Palm Desert Healthcare Facility	CA	6,963	10/4/2019	100.0 %	Medical Office Building
Riverside	Rancho Mirage Healthcare Facility	CA	47,008	3/1/2016	100.0 %	Inpatient Rehabilitation Facility
Riverside	Rancho Mirage Healthcare Facility II	CA	7,432	10/4/2019	100.0 %	Medical Office Building
Riverside	Yucca Valley Healthcare Facility	CA	12,240	10/4/2019	100.0 %	Medical Office Building
Saginaw	Saginaw Healthcare Facility	MI	87,843	12/21/2017	100.0 %	Medical Office Building
San Antonio	New Braunfels Healthcare Facility	TX	27,971	10/4/2019	100.0 %	Long-Term Acute Care Hospital
San Antonio	San Antonio Healthcare Facility	TX	44,746	6/29/2017	100.0 %	Specialty Facility (Behavioral & Transitional Care)
San Antonio	San Antonio Healthcare Facility III	TX	50,000	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility IV	TX	113,136	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility V	TX	57,929	10/4/2019	100.0 %	Medical Office Building
San Diego	Escondido Healthcare Facility	CA	56,800	7/21/2022	100.0 %	Inpatient Rehabilitation Facility
Sarasota	Lakewood Ranch Healthcare Facility	FL	10,919	10/4/2019	100.0 %	Medical Office Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

18 | Page

Sila realty trust
Q1 2023

Portfolio (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Savannah	Savannah Healthcare Facility	GA	48,184	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Scranton	Wilkes-Barre Healthcare Facility	PA	15,996	10/4/2019	100.0 %	Medical Office Building
Sherman	Sherman Healthcare Facility	TX	57,576	11/20/2015	100.0 %	Surgical Hospital
Sherman	Sherman Healthcare Facility II	TX	8,055	11/20/2015	100.0 %	Medical Office Building
St. Louis	Bridgeton Healthcare Facility	MO	66,914	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Tampa	Tampa Healthcare Facility	FL	33,822	9/8/2020	100.0 %	Medical Office Building
Tampa	Tampa Healthcare Facility II	FL	87,649	7/20/2022	100.0 %	Inpatient Rehabilitation Facility
Tucson	Tucson Healthcare Facility	AZ	34,009	9/19/2019	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility II	AZ	60,913	12/26/2019	100.0 %	Inpatient Rehabilitation Facility
Tucson	Tucson Healthcare Facility III	AZ	20,000	12/27/2019	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility IV	AZ	44,692	12/22/2020	95.3 %	Medical Office Building
Valdosta	Valdosta Healthcare Facility	GA	24,750	11/28/2018	100.0 %	Medical Office Building
Valdosta	Valdosta Healthcare Facility II	GA	12,745	11/28/2018	100.0 %	Medical Office Building
Victoria	Victoria Healthcare Facility	TX	34,297	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Victoria	Victoria Healthcare Facility II	TX	28,752	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Winston	Winston-Salem Healthcare Facility	NC	22,200	12/17/2014	100.0 %	Medical Office Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

19 | Page

Sila realty trust
Q1 2023

Glossary

Adjusted Fair Value of Real Estate Investments

Adjusted fair value of real estate investments is calculated using the real estate values determined as of the most recent NAV (as defined below), adjusted for property acquisitions and dispositions, major capital expenditures and impairments.

Contractual Annualized Base Rent

The sum of each tenant's contractual base rent in the last month of the period multiplied by twelve, unless otherwise specified.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

These supplemental non-GAAP performance measures are defined as net income or loss, computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairments of real estate assets and gains or losses from the disposition of properties. EBITDAre is a definition promulgated by the National Association of Real Estate Investment Trusts (NAREIT). The Company believes these metrics are important indicators of the Company's operating performance and its ability to service debt.

The following is a reconciliation of net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITDAre for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net income (loss) attributable to common stockholders	$ 14,200	$ (34,762)	$ 13,392	$ 12,021	$ 1,371
Adjustments:					
Interest expense[1]	5,622	5,833	5,579	4,477	8,188
Depreciation and amortization	18,552	22,756	18,641	17,814	17,988
EBITDA	$ 38,374	$ (6,173)	$ 37,612	$ 34,312	$ 27,547
Gain on real estate disposition	(21)	—	—	—	(460)
Impairment losses	344	40,037	—	—	7,387
EBITDAre	$ 38,697	$ 33,864	$ 37,612	$ 34,312	$ 34,474

(1) Interest expense for the three months ended March 31, 2022, includes loss on extinguishment of debt of $3.4 million in connection with the repayment of our prior credit facility.

20 | Page

Sila realty trust

Q1 2023

Glossary

Funds From Operations (FFO), Core Funds From Operations, and Adjusted Funds From Operations (AFFO)

FFO, a non-GAAP financial measure, is calculated consistent with NAREIT's definition, as net income (loss) (calculated in accordance with GAAP), excluding gains (or losses) from sales of real estate assets and impairments of real estate assets, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the Company does, making comparisons less meaningful. In addition to FFO, the Company uses Core FFO as a supplemental non-GAAP financial performance measure because the Company believes it provides investors with additional information to understand the Company's sustainable performance. The Company calculates Core FFO by adjusting FFO to remove the effect of items that are not expected to impact its operating performance on an ongoing basis and consider it to be a useful supplemental measure because it provides investors with additional information to understand our sustainable performance. These include severance arrangements, write-off of straight-line rent receivables related to prior periods, amortization of above- and below-market leases (including ground leases), and loss on extinguishment of debt. Other REITs may use different methodologies for calculating Core FFO and, accordingly, the Company's Core FFO may not be comparable to other REITs. In addition to FFO and Core FFO, the Company uses AFFO as a non-GAAP supplemental financial performance measure because the Company believes it provides to investors appropriate supplemental information to evaluate the ongoing operations of the Company. AFFO is a metric used by management to evaluate the Company's dividend policy. The Company calculates AFFO by further adjusting Core FFO for the following items: deferred rent, current period straight-line rent adjustments, amortization of deferred financing costs and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the Company's AFFO may not be comparable to other REITs.

FFO, Core FFO and AFFO should not be considered to be more relevant or accurate than the GAAP methodology in calculating net income (loss) or in its applicability in evaluating our operational performance. The method used to evaluate the value and performance of real estate under GAAP should be considered as a more relevant measure of operating performance and considered more prominent than the non-GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO.

The following is a reconciliation of net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO, Core FFO and AFFO for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net income (loss) attributable to common stockholders	$ 14,200	$ (34,762)	$ 13,392	$ 12,021	$ 1,371
Adjustments:					
Depreciation and amortization	18,531	22,730	18,615	17,788	17,966
Gain on real estate disposition	(21)	—	—	—	(460)
Impairment losses	344	40,037	—	—	7,387
FFO	$ 33,054	$ 28,005	$ 32,007	$ 29,809	$ 26,264
Adjustments:					
Severance arrangements	32	—	23	801	65
Write-off of straight-line rent receivables related to prior periods	139	2,434	—	—	—
Amortization of above (below) market lease intangibles, including ground leases	285	282	271	247	244
Loss on extinguishment of debt	—	—	—	—	3,367
Core FFO	$ 33,510	$ 30,721	$ 32,301	$ 30,857	$ 29,940
Adjustments:					
Deferred rent	519	738	299	299	199
Straight-line rent adjustments	(1,437)	(2,042)	(2,630)	(2,472)	(2,551)
Amortization of deferred financing costs	413	412	413	364	490
Stock-based compensation	1,242	1,146	860	1,278	896
AFFO	$ 34,247	$ 30,975	$ 31,243	$ 30,326	$ 28,974

21| Page

Net Debt Net debt, a non-GAAP financial measure, represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company’s leverage ratio. The following is a reconciliation of total credit facility debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands): As of March 31, December 31, September 30, June 30, March 31, 2023 2022 2022 2022 2022 Total credit facility debt, net $ 572,734 $ 580,588 $ 597,430 $ 502,272 $ 484,319 Deferred financing costs, net 2,266 2,412 2,570 2,728 681 Principal debt outstanding 575,000 583,000 600,000 505,000 485,000 Less: cash and cash equivalents 22,230 12,917 17,291 23,077 19,563 Net debt $ 552,770 $ 570,083 $ 582,709 $ 481,923 $ 465,437 Net Asset Value (NAV) NAV is determined by the board of directors, at the recommendation of the Company's audit committee, and based on the estimated value of the Company’s assets, less the estimated value of the Company’s liabilities, divided by the number of shares outstanding on a diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. Liquidity A financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the Company’s credit facility at the end of the period. Glossary 22 Page Q1 2023

Sila realty trust

Q1 2023

Glossary

Net Operating Income (NOI), Cash NOI and Same Store Cash NOI

NOI, a non-GAAP financial measure, is defined as rental revenue, less rental expenses, on an accrual basis, excluding general and administrative expenses, depreciation and amortization, impairment losses, gain on real estate disposition, and interest and other expenses, net. Cash NOI is calculated to exclude the impact of GAAP adjustments to rental revenue and rental expense, consisting of straight-line rent adjustments, net of write-offs, amortization of lease related intangibles and ground leases, and intercompany property management fees, then including deferred rent received in cash, and is used to evaluate the cash-based performance of the Company's real estate portfolio. Same store cash NOI is calculated to exclude non-same store cash NOI. The Company believes that NOI and Cash NOI both serve as useful supplements to net income (loss) because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The Company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income (loss), determined in accordance with GAAP. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be evaluated in conjunction with net income (loss) as presented in the consolidated financial statements included on the Company's Annual Report on Form 10-K filed with the SEC on March 16, 2023.

The following is a reconciliation from net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to NOI, Cash NOI and Same Store Cash NOI, for the following periods (amounts in thousands):

	Three Months Ended				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Rental revenue	$ 49,644	$ 43,905	$ 46,881	$ 44,918	$ 44,282
Rental expenses	(4,850)	(4,731)	(4,590)	(4,310)	(4,319)
Net operating income	44,794	39,174	42,291	40,608	39,963
Adjustments:					
Straight-line rent adjustments, net of write-offs	(1,298)	392	(2,630)	(2,472)	(2,551)
Amortization of above (below) market lease intangibles, including ground leases	285	282	271	247	244
Intercompany property management fee	1,336	1,268	1,358	1,300	1,294
Deferred rent	519	738	299	299	199
Cash NOI	45,636	41,854	41,589	39,982	39,149
Non-same store cash NOI	(7,312)	(3,527)	(2,707)	(1,447)	(818)
Same store cash NOI	38,324	38,327	38,882	38,535	38,331
General and administrative expenses	(6,103)	(5,313)	(4,760)	(6,444)	(5,562)
Depreciation and amortization	(18,552)	(22,756)	(18,641)	(17,814)	(17,988)
Impairment losses	(344)	(40,037)	—	—	(7,387)
Gain on real estate disposition	21	—	—	—	460
Interest and other expenses, net	(5,616)	(5,830)	(5,498)	(4,329)	(8,115)
Straight-line rent adjustments, net of write-offs	1,298	(392)	2,630	2,472	2,551
Amortization of above (below) market lease intangibles, including ground leases	(285)	(282)	(271)	(247)	(244)
Intercompany property management fee	(1,336)	(1,268)	(1,358)	(1,300)	(1,294)
Deferred rent	(519)	(738)	(299)	(299)	(199)
Non-same store cash NOI	7,312	3,527	2,707	1,447	818
Net income (loss) attributable to common stockholders	$ 14,200	$ (34,762)	$ 13,392	$ 12,021	$ 1,371

23 | Page

Total Real Estate Investments at Cost Represents the contractual purchase price of real estate properties acquired, including capitalized acquisition costs, and capital expenditures incurred since inception, reduced by the cost basis of properties sold. Glossary 24 Page Q1 2023 Same Store Properties Operating properties that were owned and operated for the entirety of all calendar periods being compared, excluding properties under development, re- development, or classified as held for sale. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating same store properties, management is able to monitor the operations of the Company's existing properties for comparable periods to measure the performance of the current portfolio and the effects of new acquisitions and dispositions on net income (loss). Remaining Lease Term The number of periods remaining of each tenant's lease, calculated on a weighted average basis on annualized base rent. Rent Escalation The amount of base rent increases that are included within each tenant's lease, calculated on a weighted average basis on annualized base rent.